UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2024

GUSKIN GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171636	27-1989147
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Great America Parkway, PMB 38, Ste 100

Santa Clara, CA 95054

 (Address of principal executive offices, Zip Code)

(408) 766-1511

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

GUSKIN GOLD CORP.

Form 8-K

Current Report

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Engagement of New Independent Registered Public Accounting Firm.

Effective June 28, 2024, the Company engaged Boladale Lawal & Co. (“Boladale Lawal & Co.”) as the Company’s new independent registered public accounting firm. The decision to change accountants was approved by the Company’s Board of Directors. The Company does not have an audit committee at this time.

During the two most recent fiscal years ended December 31, 2022 and December 31, 2021 and during the subsequent interim period from January 1, 2023 through June 28, 2024, neither the Company nor anyone on its behalf consulted Boldale Lawal & Co. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Boldale Lawal & Co. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

(b) Dismissal of BF Borgers CPA PC (“Borgers”) as Independent Registered Public Accountant

As previously reported and filed with the Securities and Exchange Commission on May 11, 2024, the Board of Directors of the Company, unanimously approved to dismiss BF Borgers as the Company’s independent registered public accounting firm. BF Borgers was dismissed as the Company’s independent registered public accounting firm on May 11, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)
4.01	8-K Dismissing BF Borgers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GUSKIN GOLD CORP.

Date: July 11, 2024	/s/ Naana Asante
Name: Naana Asante
Title: Chief Executive Officer

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